UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               February 17, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                 14-0462060
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

     1373 Broadway, Albany, New York                               12204
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At a regular meeting on February 17, 2006, the following persons were designated as nominees of the Board of Directors for election as directors of the Registrant at the 2006 Annual Meeting of Stockholders:

Frank R. Schmeler
Thomas R. Beecher, Jr.
Joseph G. Morone
Christine L. Standish
Erland E. Kailbourne
John C. Standish
Juhani Pakkala
Paula H. J. Cholmondeley
John F. Cassidy, Jr.

All of such persons are currently serving as members of the Board of Directors. Francis L. McKone, an incumbent director, declined to stand for re-election.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALBANY INTERNATIONAL CORP.

                                       By: /s/ Charles J. Silva, Jr.
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                                       Name: Charles J. Silva, Jr.
                                       Title: Vice President and General Counsel

Date: February 23, 2006